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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        March 23, 2001

                                Open Market, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-28436                                          04-3214536
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(Commission File Number)                      (IRS Employer Identification No.)


One Wayside Road, Burlington, Massachusetts                             01803
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (781) 359-3000
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 2001 (the "Closing Date"), Open Market, Inc. and its wholly owned subisidary, Folio Corporation (together, the "Company"), entered into an Asset Purchase Agreement with NextPage, Inc. ("NextPage"), pursuant to which the Company sold certain technology, which the Company refers to as the Folio technology, and related assets (collectively, the "Folio software products") to NextPage for a total purchase price of $6.6 million in cash (which includes a $1.1 million license fee payment from NextPage to the Company for the first quarter of 2001). The Company's Board of Directors determined the purchase price to represent fair and reasonable consideration for these assets. The Company expects to record a one-time gain of $4.0 million in the first quarter of 2001 in connection with the sale, which represents the $6.6 million consideration, less $2.6 million of intangible assets which existed at the date of the sale.

         Following the Closing Date, the Company will not recognize any further revenue related to the Folio software products from NextPage.

         From and after the Closing Date, NextPage has agreed to assume all liability for performing the Company's contracts relating to the Folio software products which were assigned to NextPage as part of the sale of the Folio software products and which had not been previously assigned to NextPage in connection with the Company's prior licensing arrangement with NextPage. NextPage has also agreed to assume all obligations and liabilities associated with the Folio software products and related contracts assigned to NextPage which arise from NextPage's conduct or omissions subsequent to the Closing Date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statement of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.


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         (c)      EXHIBITS

EXHIBIT NO.               DESCRIPTION
99.1                      Asset Purchase Agreement, dated as of March 23,
                          2001, by and among Open Market, Inc., Folio
                          Corporation and NextPage Operating Company, L.C.

99.2                      Press Release of the Company, dated March 26, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2001                       OPEN MARKET, INC.


                                          By:      /s/ Harland LaVigne
                                                   ----------------------------
                                                   Harland LaVigne
                                                   Chairman, President and
                                                   Chief Executive Officer